UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 29, 2005

WCI COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31255	59-2857021

(Commission File Number)	(IRS Employer Identification No.)

24301 Walden Center Drive, Bonita Springs, FL	34134

(Address of Principal Executive Offices)	(Zip Code)

239-947-2600

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01 Entry into a Material Definitive Agreement
SIGNATURE

1.01 Entry into a Material Definitive Agreement

     Effective March 29, 2005, the Board of Directors of WCI Communities, Inc. (the “Company”) pursuant to a unanimous written consent clarified the retirement package for Alfred Hoffman, Jr. to the effect that Mr. Hoffman’s access to all WCI-controlled clubs shall be in effect only for so long as he serves as a director of the Company. Accordingly, the word “lifetime” the has been deleted from subparagraph (viii) of the description of Mr. Hoffman’s retirement package and the provision will now read Mr. Hoffman will “(viii) have access to all WCI-controlled clubs as a participant under the Company’s Executive Golf Program, in effect from time to time.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCI COMMUNITIES, INC.
Dated: April 4, 2005	By:	/s/ Vivien N. Hastings
		Name:	Vivien N. Hastings
		Title:	Senior Vice President